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                                                                    EXHIBIT 23.1

                         [DELOITTE & TOUCHE LETTERHEAD]


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Venture Holdings Company LLC on Form S-4 of our report dated March 30, 1999, appearing in the prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such prospectus.

/s/ Deloitte & Touche LLP

July 9, 1999